UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 26, 2021

Chevron Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-00368	94-0890210
(State or other jurisdiction of incorporation )	(Commission File Number)	(I.R.S. Employer Identification No.)

6001 Bollinger Canyon Road,	San Ramon,	CA	94583
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: (925) 842-1000

N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $.75 per share	CVX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)	The 2021 Annual Meeting of Stockholders of Chevron Corporation (“Chevron”) was held on Wednesday, May 26, 2021.
(b)	Chevron stockholders voted on the matters set forth below, with final voting results indicated. For the election of Directors in an uncontested election, each nominee who received a majority of votes cast (i.e., the number of shares voted for exceeded the number of shares voted against, excluding abstentions) was elected a Director. All other items were approved if the number of shares voted for exceeded the number of shares voted against, excluding abstentions.

(1)	All nominees for election to the Chevron Board of Directors (“Board”) were elected, each for a one-year term, based upon the following votes:
Nominee	Votes For		Votes Against	Abstentions	Broker Non-Votes
Wanda M. Austin	1,184,044,323	90.9%	119,291,051	25,434,649	274,950,085
John B. Frank	1,250,911,286	94.4%	74,229,621	3,629,116	274,950,085
Alice P. Gast	1,296,482,226	98.3%	22,651,529	9,636,268	274,950,085
Enrique Hernandez, Jr.	1,278,390,395	97.0%	40,262,412	10,117,216	274,950,085
Marillyn A. Hewson	1,314,278,897	99.2%	11,164,906	3,326,220	274,950,085
Jon M. Huntsman Jr.	1,309,069,067	98.8%	16,105,961	3,594,995	274,950,085
Charles W. Moorman IV	1,287,199,548	97.6%	31,564,472	10,006,003	274,950,085
Dambisa F. Moyo	1,295,901,200	98.3%	22,916,680	9,952,143	274,950,085
Debra Reed-Klages	1,293,813,310	98.1%	25,236,885	9,719,828	274,950,085
Ronald D. Sugar	1,006,786,727	76.0%	318,289,136	3,694,160	274,950,085
D. James Umpleby III	1,286,012,269	97.5%	32,705,622	10,052,132	274,950,085
Michael K. Wirth	1,204,536,520	91.2%	115,878,081	8,355,422	274,950,085

(2)	The Board’s proposal to ratify the appointment of PricewaterhouseCoopers LLP as Chevron’s independent registered public accounting firm for 2021 was approved based upon the following votes:
Votes For	1,546,413,167	96.6%
Votes Against	53,958,074	3.4%
Abstentions	3,348,867
Broker Non-Votes	Brokers were permitted to cast stockholder non-votes (i.e., uninstructed shares) at their discretion on this proposal item, and such non-votes are reflected in the votes for or against or abstentions.

(3)	The Board’s proposal for stockholders to approve, on an advisory basis, the compensation of Chevron’s named executive officers was approved based upon the following votes:
Votes For	1,234,252,576	94.0%
Votes Against	78,763,508	6.0%
Abstentions	15,753,939
Broker Non-Votes	274,950,085

(4)	The stockholder proposal regarding reducing Scope 3 emissions was approved based upon the following votes:
Votes For	794,387,800	60.7%
Votes Against	515,076,725	39.3%
Abstentions	19,305,498
Broker Non-Votes	274,950,085

(5)	The stockholder proposal regarding a report on impacts of Net Zero 2050 scenario was not approved based upon the following votes:
Votes For	626,666,718	47.8%
Votes Against	683,661,355	52.2%
Abstentions	18,441,950
Broker Non-Votes	274,950,085

(6)	The stockholder proposal regarding shifting to a public benefit corporation was not approved based upon the following votes:
Votes For	39,683,267	3.0%
Votes Against	1,273,968,355	97.0%
Abstentions	15,118,401
Broker Non-Votes	274,950,085

(7)	The stockholder proposal regarding a report on lobbying was not approved based upon the following votes:
Votes For	631,102,057	47.9%
Votes Against	687,520,121	52.1%
Abstentions	10,147,845
Broker Non-Votes	274,950,085

(8)	The stockholder proposal regarding adopting a policy for an independent chair was not approved based upon the following votes:
Votes For	389,983,766	29.5%
Votes Against	932,350,998	70.5%
Abstentions	6,435,259
Broker Non-Votes	274,950,085

(9)	The stockholder proposal regarding setting the special meeting threshold at ten percent was not approved based upon the following votes:
Votes For	437,609,988	33.3%
Votes Against	876,108,877	66.7%
Abstentions	15,051,158
Broker Non-Votes	274,950,085

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 28, 2021

CHEVRON CORPORATION
By:	/s/ Christopher A. Butner
Christopher A. Butner
Assistant Secretary